 UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

 CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): August 29, 2023

Catalyst Biosciences, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-51173	56-2020050
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

611 Gateway Blvd
Suite 120
South San Francisco, CA	94080
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (650) 871-0761

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	CBIO	NASDAQ
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

Amendment to Business Combination Agreement

On August 30, 2023, Catalyst Biosciences, Inc., a Delaware corporation (“Catalyst”), GNI USA, Inc., a Delaware corporation (“GNI USA”), GNI Group Ltd., a company incorporated under the laws of Japan with limited liability (“GNI Group”), GNI Hong Kong Limited, a company incorporated under the laws of Hong Kong with limited liability (“GNI HK”), Shanghai Genomics, Inc., a company organized under the laws of the People’s Republic of China (“Shanghai Genomics”, and collectively with GNI USA, GNI Group and GNI HK, the “Contributors”), and Continent Pharmaceuticals Inc., a Cayman Islands company limited by shares (the “CPI”), entered into a second amendment (the “Second Amendment”) to the previously announced Business Combination Agreement, dated as of December 26, 2022, as amended on March 29, 2023 (the “Business Combination Agreement”). The Second Amendment modifies the Business Combination Agreement by amending and restating Section 8.1(b)(i) to extend the Outside Date (as defined therein) to October 30, 2023.

The foregoing description of the Second Amendment is qualified in its entirety by reference to the full text of the Second Amendment, which is attached hereto as Exhibit 2.1 and incorporated herein by reference.

Item 3.03	Material Modification to Rights of Security Holders.

To the extent required by Item 3.03 of Form 8-K, the information contained in Item 5.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Certificate of Elimination

On August 31, 2023, Catalyst filed with Secretary of State of the State of Delaware a Certificate of Elimination to the Certificate of Incorporation of Catalyst which, effective upon filing, eliminated all matters set forth in the applicable Certificate of Designations with respect to Catalyst’s Series Y Preferred Stock, par value $0.001 per share (the “Catalyst Series Y Preferred Stock”).

The foregoing description of the Certificate of Elimination does not purport to be complete and is qualified in its entirety by reference to the Certificate of Elimination, which is filed as Exhibit 3.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

On August 29, 2023, Catalyst held a special meeting of stockholders (the “Special Meeting”) to approve, among other things, the previously announced transactions (the “Transactions”) pursuant to the Business Combination Agreement.

As of the close of business on July 19, 2023, the record date for the Special Meeting, 37,974,892 shares of common stock, par value $0.001 per share (the “Catalyst Common Stock”), were issued and outstanding and 161,160 shares of Catalyst Series Y Preferred Stock were issued and outstanding. Holders of outstanding shares of Catalyst Series Y Preferred Stock were only entitled to vote such shares on Proposal No. 4 together with the outstanding shares of Catalyst Common Stock as a single class. Holders of Catalyst Common Stock were entitled to one vote per share, and holders of Catalyst Series Y Preferred Stock were entitled to 250 votes per share.

At the Special Meeting, there were present, in person or by proxy, holders of 25,256,315 shares of Catalyst Common Stock and holders of 25,256.315 shares of Catalyst Series Y Preferred Stock.

The stockholders voted on the following proposals at the Special Meeting. Detailed descriptions of each proposal are included in Catalyst’s Definitive Proxy Statement on Schedule 14A filed with the U.S. Securities and Exchange Commission (the “SEC”) on July 20, 2023 (the “Proxy Statement”).

The final voting results with respect to each proposal presented at the Special Meeting is set forth below.

Proposal 1 – Approval of the Issuance of Shares of Catalyst Common Stock and Catalyst Convertible Preferred Stock

Catalyst’s stockholders approved the issuance of shares of Catalyst Common Stock and Catalyst Series X Convertible Preferred Stock, par value $0.001 per share (the “Catalyst Convertible Preferred Stock”), each pursuant to the terms of the Business Combination Agreement, by the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
10,508,917	226,149	35,448	14,485,801

Proposal 2 – Approval of the Conversion of Catalyst Convertible Preferred Stock into Shares of Catalyst Common Stock

As previously disclosed in the Proxy Statement, GNI Group and GNI HK, collectively holding 6,266,521 shares of Catalyst Common Stock issued under the Asset Purchase Agreement, dated December 26, 2022 and amended on March 29, 2023 (the “Asset Purchase Agreement”), were not entitled to vote on Proposal No. 2 for purposes of compliance with the listing rules of The Nasdaq Stock Market (“Nasdaq”). After subtracting such 6,266,521 shares of Catalyst Common Stock from the total numbers of shares voted on and voted “for” Proposal No. 2, Catalyst’s stockholders approved the conversion of Catalyst Convertible Preferred Stock into shares of Catalyst Common Stock pursuant to the Asset Purchase Agreement, by the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
4,259,446	214,221	30,326	14,485,801

In light of the pending Transactions, GNI Group and GNI HK do not intend to convert their shares of Catalyst Convertible Preferred Stock into shares of Catalyst Common Stock until Gyre Therapeutics, Inc. (the post-Transactions entity) receives initial listing approval from Nasdaq upon the closing of the Transactions.

Proposal 3 – Approval of Increasing the Number of Authorized Shares of Catalyst Common Stock

Catalyst’s stockholders approved the adoption of an amendment to Catalyst’s restated certificate of incorporation to increase the number of authorized shares of Catalyst Common Stock from 100,000,000 shares to 400,000,000 shares, by the following votes:

Votes For	Votes Against	Abstentions
24,355,825	719,069	181,421

Proposal 4 – Approval of the Reverse Stock Split of Catalyst Common Stock

Catalyst’s stockholders approved the adoption of an amendment to Catalyst’s restated certificate of incorporation to effect a reverse stock split of Catalyst’s issued common stock by a ratio of not less than 1-for-10 and not more than 1-for-60, such ratio to be determined in the discretion of Board of Directors of Catalyst (the “Board”), by the following votes:

Holders	Votes For	Votes Against	Abstentions
Catalyst Common Stock	24,377,875	823,859	54,581
Catalyst Series Y Preferred Stock	6,094,468,750	205,964,750	13,645,250
Catalyst Common Stock + Catalyst Series Y Preferred Stock	6,118,846,625	206,788,609	13,699,831

Proposal 5 – Approval of the Creation a New Class of Non-Voting Common Stock

Catalyst’s stockholders did not approve the adoption of an amendment to Catalyst’s restated certificate of incorporation to authorize up to 20,000,000 shares of non-voting common stock, par value $0.001 pers share, by the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
9,531,069	1,187,226	52,219	14,485,801

Proposal 6 – Approval of the Gyre Therapeutics, Inc. 2023 Omnibus Incentive Plan

Catalyst’s stockholders approved the adoption of the Gyre Therapeutics, Inc. 2023 Omnibus Incentive Plan, by the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
10,167,733	538,802	63,979	14,485,801

Proposal 7 – Approval of Stockholder Action by Written Consent

Catalyst’s stockholders did not approve the adoption of an amendment to Catalyst’s restated certificate of incorporation to allow stockholders to act by written consent, for so long as GNI USA and its affiliates beneficially own 50% or more of the combined voting power of the outstanding shares of Catalyst Common Stock, by the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
9,854,595	884,222	31,697	14,485,801

Proposal 8 – Election of Directors

Catalyst’s stockholders approved the election of two Class II directors to the Board for three year terms or until their respective successors are elected and qualified or until their earlier resignation or removal, by the following votes:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Andrea Hunt	10,523,301	247,213	14,485,801
Nassim Usman, Ph.D.	10,536,961	233,553	14,485,801

Proposal 9 – Approval of the Compensation of Catalyst’s Named Executive Officers

Catalyst’s stockholders approved the compensation of Catalyst’s Named Executive Officers on a non-binding, advisory basis by the following votes:

Votes For	Votes Against	Abstentions	Broker Non-Votes
10,265,419	374,990	130,105	14,485,801

Proposal 10 – Advisory Vote on the Frequency of Future Advisory Votes on Executive Compensation

Catalyst’s stockholders voted on the frequency of future advisory votes on executive compensation on a non-binding, advisory basis by the following votes:

Votes For 1 Year	Votes for 2 Years	Votes for 3 Years	Abstentions	Broker Non-Votes
10,326,688	43,232	194,114	206,480	14,485,801

In light of these voting results, Catalyst plans to hold future advisory votes on executive compensation annually until the next required vote on the frequency of such advisory votes, or until the Board otherwise determines that a different frequency is in the best interests of Catalyst and its stockholders.

Proposal 11 – Ratification of Appointment of Independent Registered Accounting Firm

Catalyst’s stockholders ratified the appointment of EisnerAmper LLP as Catalyst’s independent registered accounting firm for the fiscal year ending December 31, 2023 by the following votes:

Votes For	Votes Against	Abstentions
24,862,106	349,209	45,000

Item 8.01	Other Events.

Completion of the Transactions is subject to receipt of required regulatory approvals, including approval from the China Securities Regulatory Commission (“CSRC”) pursuant to the Trial Administrative Measures of Overseas Securities Offering and Listing by Domestic Enterprises (the “Trial Measures”), No. 1 to No. 5 Supporting Guidance Rules, the Notes on the Trial Measures, the Notice on Administration Arrangements for the Filing of Overseas Listings by Domestic Enterprises and the relevant CSRC Answers to Reporter Questions on the official website of CSRC. These regulations established a filing-based regime to regulate overseas offerings and listings by PRC domestic companies. Catalyst has not yet received approval from the CSRC to complete its previously announced Transactions. While Catalyst anticipates that it will receive CSRC approval prior to the Outside Date (as defined in the Business Combination Agreement), there can be no assurance this will occur.

Forward-Looking Statements

This document contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995.  You can identify these statements and other forward-looking statements in this document by words such as “may”, “will”, “would”, “expect”, “anticipate”, “believe”, “estimate”, “plan”, “intend”, “continue”, or similar words, expressions or the negative of such terms or other comparable terminology. These statements include, but are not limited to, expectations regarding the receipt of required regulatory approvals, including approval from the CSRC, for the closing of the Transactions, the benefits of the Transactions involving Catalyst, the Contributors, the Minority Holders (as defined in the Business Combination Agreement) and CPI, including the combined company’s future financial and operating results, plans, objectives, expectations and intentions and other statements that are not historical facts. Such statements are based upon the current beliefs and expectations of Catalyst’s management and are subject to significant risks and uncertainties. Actual results may differ from those set forth in the forward-looking statements.

The following factors, among others, could cause actual results and the timing of events to differ materially from those anticipated in such forward-looking statements as a result of these risks and uncertainties, which include, without limitation: (i) the risk that the conditions to the closing of the Transactions are not satisfied; (ii) uncertainties as to the timing of the consummation of the Transactions and the ability of each of Catalyst, the Contributors, the Minority Holders and CPI to consummate the Transactions, as applicable; (iii) uncertainties regarding the timing of receipt of required regulatory approvals, including approval from the CSRC, for the Transactions, including the possibility that the Transactions do not close when expected or at all because required regulatory approvals, including approval from the CSRC, are not received on a timely basis or at all (and the risk that such approvals may result in the imposition of conditions that could adversely affect Catalyst, the Contributors, the Minority Holders and/or CPI and/or reduce or eliminate the anticipated benefits of the Transactions); (iv) risks related to Catalyst’s ability to manage its operating expenses and expenses associated with the Transactions; (v) risks related to Catalyst’s ability to regain compliance with Nasdaq listing standards and remain listed on Nasdaq; (vi) unexpected costs, charges or expenses resulting from the Transactions; (vii) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the Transactions; (viii) risks related to the inability of the combined company to obtain sufficient additional capital to continue to advance the product candidates and preclinical programs of Catalyst; and (ix) risks associated with the possible failure to realize certain anticipated benefits of the Transactions, including with respect to future financial and operating results. Additional risks and factors are identified under “Risk Factors” in Catalyst’s Annual Report on Form 10-K filed on March 30, 2023 and subsequent reports filed with the SEC, and identified under “Risk Factors” in the Proxy Statement.

You should not rely upon forward-looking statements as predictions of future events because these statements are based on assumptions that may not come true and are speculative by their nature. Neither the Contributors, the Minority Holders or CPI undertakes an obligation to update any of the forward-looking information included in this document, whether as a result of new information, future events, changed expectations or otherwise.

Item 9.01	Exhibits.

(d) Exhibits

EXHIBIT INDEX

Exhibit Number	Description
2.1	Second Amendment to Business Combination Agreement, dated as of August 30, 2023, by and among Catalyst, GNI USA, GNI Group, GNI HK, Shanghai Genomics and CPI.
3.1	Certificate of Elimination for Catalyst’s Series Y Preferred Stock.
104	Cover Page Interactive Data File (formatted as Inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CATALYST BIOSCIENCES, INC.

Date: August 31, 2023	By:	/s/ Nassim Usman, Ph.D.
	Name:	Nassim Usman, Ph.D.
	Title:	President and Chief Executive Officer